UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2005

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31619	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for The Dow Chemical Company Debentures.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

1.	Trustee’s Report with respect to the May 1, 2005 Distribution Date for the CorTS Trust for The Dow Chemical Company Debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Mark C. Graham ________________________________
Name: Mark C. Graham
Title: Authorized Signatory

May 1, 2005

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the May 1, 2005 Distribution Date for the CorTS Trust for The Dow Chemical Company Debentures	5

Exhibit 1

To the Holders of:
CorTS Trust for The Dow Chemical Company Debentures
6.375% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:	220905202	Class:	A
*CUSIP:	220905AA1	Class:	B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for The Dow Chemical Company Debentures, hereby gives notice with respect to the Distribution Date of May 1, 2005 (the “Distribution Date”) as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$0.000000	$0.796875	$0.796875
B	$0.000000	$5.000000	$5.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$32,215,000 aggregate principal amount of The Dow Chemical Company 7.375% Debentures due November 1, 2029 (the “Term Assets”) are held for the above trust.

5.

At the close of business on the Distribution Date, 1,288,600 Class A Certificates representing $32,215,000 aggregate Certificate Principal Balance and $32,215,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.